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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K
                                    --------



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                                  June 28, 1999
                ------------------------------------------------
                Date of report (Date of earliest event reported)



                                   ADVO, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                      1-11720              06-0885252
 ----------------------------      ------------------------  ------------------
 (State or other jurisdiction      (Commission file number)  (IRS Employer
of incorporation or organization)                            Identification No.)



         One Univac Lane, P.O. Box 755, Windsor, Connecticut 06095-0755
         --------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:         (860) 285-6120
                                                   -----------------------------
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ITEM 5.  OTHER EVENTS
         ------------

On June 28, 1999, ADVO, Inc. (the "Company") announced that Robert Kamerschen had retired as Chairman of the Company's Board of Directors ( the "Board") and from the Board as of June 25, 1999. Mr. Kamerschen had retired as CEO of the Company on January 1, 1999, after ten years. Mr. Kamerschen has a consulting agreement with the Company that runs through 2008.

Gary Mulloy, the Company's present CEO, was elected to succeed Mr. Kamerschen as Chairman of the Board.





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

The following exhibits are filed herewith:


Exhibit No.   Description
----------    -----------

99(a)         Press release, dated June 28, 1999, issued by      Filed herewith.
              the Company.

                                      -2-
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            ADVO, Inc.
Date: July 1, 1999
      ------------
                                            By  /s/ DAVID M. STIGLER
                                              ------------------------
                                                David M. Stigler
                                                Senior Vice President,
                                                Legal and Public Affairs,
                                                General Counsel and Secretary


                                      -3-
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                                 EXHIBIT INDEX
                                 -------------

                                                               Incorporation by
Exhibit No.   Description                                      Reference
-----------   -----------                                      ---------

99 (a)        Press release, dated June 28, 1999,
              issued by the Company.                           Filed herewith.